UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  August  25,  2005

                            MASON HILL HOLDINGS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                  0-25037               13-4124035
-------------------------------    -------------        ------------------
(State  or  other  jurisdiction    (Commission            (IRS Employer
      of  incorporation)           File  Number)        Identification No.)

300  Chestnut  Street,  Suite  200,  Needham,  MA            02492
-------------------------------------------------          ---------
    (Address of principal executive offices)               (Zip Code)

Registrant's  telephone  number,  including  area  code:  781-444-6100
                                                          ------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item  1.01  Entry  into  a  Material  Definitive  Agreement

The previously announced merger/business combination agreement with Dynamic Leisure Group, Inc., a Florida corporation, will not occur.

Item  2.01  Completion  of  Acquisition  of  Disposition  of  Assets

The previously announced merger/business combination agreement with Dynamic Leisure Group, Inc., a Florida corporation, will not occur.

Item  3.02  Unregistered  Sales  of  Equity  Securities

The previously announced merger/business combination agreement with Dynamic Leisure Group, Inc., a Florida corporation, will not occur.

3.03  Material  Modification  to  Rights  of  Security  Holders

The previously announced merger/business combination agreement with Dynamic Leisure Group, Inc., a Florida corporation, will not occur.

Item  5.01  Changes  in  Control  of  Registrant

The previously announced merger/business combination agreement with Dynamic Leisure Group, Inc., a Florida corporation, will not occur.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The previously announced merger/business combination agreement with Dynamic Leisure Group, Inc., a Florida corporation, will not occur.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December  7,  2005
                                         /s/  Geoffrey  Eiten
                                         --------------------
                                         Geoffrey  Eiten
                                         President